Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q of VWR International, Inc. (the “Company”) for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack L. Wyszomierski, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to the § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2006

/s/ JACK L. WYSZOMIERSKI
Name: Jack L. Wyszomierski
Title: Executive Vice President and Chief Financial Officer